                          AT&T ELECTION FORM AND GUIDE

GUIDE
(1)  Number of shares you hold of AT&T Common stock.

(2) Number of shares of AT&T Common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).

(3)  Total AT&T Common shares you own ((1) + (2)).

(4) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(5) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is incorrect, please print the correct Social Security Number or Tax ID Number in the area provided.
     CHOOSE ONE OF THE FOLLOWING ELECTIONS (BOX (6) OR (7)).

(6) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for all shares of AT&T Common stock you own as described in the Q&A Number ( ).

(7) If you mark this box, you elect to receive AT&T Wireless Group Tracking stock for some but not all of the shares of AT&T Common stock you own as described in the Q&A Number ( ). Please indicate the number of AT&T common shares you wish to tender in the exchange offer in the area provided.

(8) Mark this box and complete Box A on the back of this form if you are unable to locate all of your stock certificate(s).

(9) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

(10) All registered owners, as shown below, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(11) Please give us your daytime and/or evening telephone number.

    THIS EXCHANGE OFFER EXPIRES AT             PM ON                   2000

                                                                 [X]
            Please clearly mark boxes with an "X" as shown.

            Use only a #2 pencil, blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0139 NEW 11/00
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
 IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ANY OF YOUR AT&T
                COMMON STOCK CERTIFICATES YOU WISH TO EXCHANGE.

SHARES OF AT&T COMMON STOCK YOU OWN:
(1)   HELD BY YOU IN CERTIFICATE FORM:
(2)   HELD BY US:
(3)   TOTAL OF (1) AND (2) ABOVE:
(4)   Tax ID Number:
(5)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER HERE: ----------------------

                                                                 YOU MUST MARK EITHER BOX (6) OR (7) TO PARTICIPATE IN THE
                                                                 ELECTION.
                                                                                MARK THIS BOX IF YOU WISH TO TENDER ALL OF YOUR
                                                                 (6)     [ ]    AT&T COMMON STOCK SHARES IN EXCHANGE FOR AT&T
                                                                                WIRELESS GROUP TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (7)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE:
                                                                                ------------
                                                                 (8)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (9)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.
                                                                                BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF
                                                                                PERJURY, THAT MY TAX ID NUMBER LISTED IS ACCURATE
                                                                                FOR IRS W-9 PURPOSES AND THAT I AM NOT AND HAVE
                                                                                NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO
                                                                                BACK-UP WITHHOLDING. IF IT IS INCORRECT, PLEASE
                                                                                WRITE THE CORRECT NUMBER ABOVE.

                                            (10)
                                            ------------------------------------
                                                      Signature of Owner

                                            ------------------------------------
                                                Signature of Co-owner, if any

                                            (11)
                                               ---------------   ---------------
                                       Daytime Telephone #   Evening Telephone #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               MAILING ADDRESSES

           BY MAIL:                   BY OVERNIGHT COURIER:                  BY HAND:
EquiServe                        EquiServe                        Securities Transfer & Reporting
Attn: Corporate Actions          Attn: Corporate Actions          Services, Inc. c/o EquiServe
                                 40 Campanelli Drive              100 William Street, Galleria
                                 Braintree, MA 02184              New York, NY 10038
                                                                  Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

IF YOU SEND CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

BY SIGNING THE FRONT OF THIS EXCHANGE FORM I CERTIFY THAT I AM THE LAWFUL OWNER OF THE SHARES DESCRIBED ON THE FRONT OF THIS ELECTION FORM. I HAVE MADE A DILIGENT SEARCH FOR THE CERTIFICATE(S), AND I HAVE BEEN UNABLE TO FIND IT
(THEM). I HEREBY AGREE (FOR MYSELF, MY HEIRS, ASSIGNS AND PERSONAL REPRESENTATIVES), IN CONSIDERATION OF THE EXCHANGE OF THE SHARES REPRESENTED BY THE CERTIFICATE(S), TO COMPLETELY INDEMNIFY, PROTECT AND HOLD HARMLESS SAFECO SURETY COMPANY (THE "SURETY"), EQUISERVE TRUST COMPANY, N.A., AT&T AND THEIR RESPECTIVE AFFILIATES (COLLECTIVELY THE "OBLIGEES") FROM AND AGAINST ALL LOSSES, COSTS AND DAMAGES WHICH THE OBLIGEES MAY BE SUBJECT TO, OR LIABLE FOR, IN RESPECT TO THE CANCELLATION AND EXCHANGE OF THE CERTIFICATE(S). I AGREE THAT THIS LETTER OF TRANSMITTAL AND AFFIDAVIT IS DELIVERED TO ACCOMPANY BOND OF INDEMNITY #59296165 UNDERWRITTEN BY SAFECO SURETY COMPANY TO PROTECT THE FOREGOING OBLIGEES. I AGREE TO SURRENDER THE CERTIFICATE(S) FOR CANCELLATION IF I FIND IT (THEM) AT ANY TIME.

Replacement Fee Calculation
 for Lost AT&T
 Certificate(s):               -----------           -------------------------          $ ---------------------
                                               X                                    =
                               Shares Lost          Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.

                                     BOX B
                           CHANGE OF NAME ON ACCOUNT


If you want your AT&T Wireless Group Tracking stock to     Medallion Signature Guarantee
be issued in another name, fill in this section with       (Stamp Here)
the information for the new account name. If you need      ------------------------------------------------------
more room, please use a separate sheet.                    (Signature of Current Owner)
------------------------------------------------------     ------------------------------------------------------
Name (Please Print First, Middle & Last Name)              (Signature of Co-Owner, if any)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

                          AT&T ELECTION FORM AND GUIDE

GUIDE
(1)  Number of shares you hold of AT&T Common stock.

(2) Number of shares of AT&T Common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).

(3)  Total AT&T Common shares you own ((1) + (2)).

(4) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(5) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

     CHOOSE ONE OF THE FOLLOWING ELECTIONS (BOX (6) OR (7)).

(6) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for all shares of AT&T Common stock you own as described in the Q&A Number ( ).

(7) If you mark this box, you elect to receive AT&T Wireless Group Tracking stock for some but not all of the shares of AT&T Common stock you own as described in the Q&A Number ( ). Please indicate the number of AT&T common shares you wish to tender in the exchange offer in the area provided.

(8) Mark this box and complete Box A on the back of this form if you are unable to locate all of your stock certificate(s).

(9) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

(10) All registered owners, as shown below, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(11) Please give us your daytime and/or evening telephone number.

       THIS EXCHANGE OFFER EXPIRES AT             PM ON                   2000

                                                                 [X]
                Please clearly mark boxes with an "X" as shown

                Use only a #2 pencil, blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0140 NEW 11/00
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
 IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ANY OF YOUR AT&T
                COMMON STOCK CERTIFICATES YOU WISH TO EXCHANGE.

SHARES OF AT&T COMMON STOCK YOU OWN:
(1)   HELD BY YOU IN CERTIFICATE FORM:
(2)   HELD BY US:
(3)   TOTAL OF (1) AND (2) ABOVE:
(4)   TAX ID NUMBER:
(5)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER HERE: ----------------------

                                                                 YOU MUST MARK EITHER BOX (6) OR (7) TO PARTICIPATE IN THE
                                                                 ELECTION.
                                                                                Mark this box if you wish to tender all of your
                                                                 (6)     [ ]    AT&T Common stock shares in exchange for AT&T
                                                                                Wireless Group Tracking stock.
                                                                                Mark this box if you wish to exchange some, but
                                                                 (7)     [ ]    not all, of your shares. Indicate the number of
                                                                                shares of AT&T Common stock you wish to exchange:
                                                                                ------------
                                                                 (8)     [ ]    Mark this box for lost certificate(s) and
                                                                                complete Box A on the back of this form.
                                                                 (9)     [ ]    Mark this box to transfer ownership and complete
                                                                                Box B on the back of this form.
                                                                                By signing this form I certify under penalties of
                                                                                perjury, that my Tax ID Number listed is accurate
                                                                                for IRS W-9 purposes and that I am not and have
                                                                                not been notified by the IRS that I am subject to
                                                                                back-up withholding. If it is incorrect, please
                                                                                write the correct number on the left.

                                            (10)
                                            ------------------------------------
                                                      Signature of Owner

                                            ------------------------------------
                                                Signature of Co-owner, if any
                                            (11)
                                               ---------------   ---------------
                                       Daytime Telephone #   Evening Telephone #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               MAILING ADDRESSES

BY MAIL:                 BY OVERNIGHT COURIER:    BY HAND:
EquiServe                EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions  Attn: Corporate Actions  c/o EquiServe
                         40 Campanelli Drive      100 William Street, Galleria
                         Braintree, MA 02184      New York, NY 10038
                                                  Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

IF YOU SEND CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Election Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the "Surety"), EquiServe Trust Company, N.A., AT&T and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affidavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost AT&T
 Certificate(s):              -------------         ---------------------------         $-----------------------
                                               X                                    =
                               Shares Lost          Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT


If you want your AT&T Wireless Group Tracking stock to be       Medallion Signature Guarantee
issued in another name, fill in this section with the           (Stamp Here)
information for the new account name. If you need more room,    ------------------------------------------------------
please use a separate sheet.                                    (Signature of Current Owner)
------------------------------------------------------          ------------------------------------------------------
Name (Please Print First, Middle & Last Name)                   (Signature of Co-Owner, if any)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

                          AT&T ELECTION FORM AND GUIDE

GUIDE
(1) Number of shares of AT&T Common stock you are due once you have turned in
    your certificates of the underlying company. Please see Q&A (     ).

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is incorrect, please print the correct Social Security Number or Tax ID Number in the area provided.

CHOOSE ONE OF THE FOLLOWING ELECTIONS (BOX (4) OR (5)).

(4) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for all shares of AT&T Common stock you own as described in
    the Q&A Number (     ).

(5) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for some but not all of the shares of AT&T Common stock you
    own as described in the Q&A Number (     ). Please indicate the number of
    AT&T common shares you wish to tender in the exchange offer in the area provided.

(6) Mark this box and complete Box A on the back of this form if you are unable to locate all of your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number.

    THIS EXCHANGE OFFER EXPIRES AT             PM ON                   2000

                                                                 [X]
            Please clearly mark boxes with an "X" as shown

            Use only a #2 pencil, blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
          (FOR HOLDERS OF SHARES EXCHANGEABLE INTO AT&T COMMON STOCK)
    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ALL OF YOUR
                CERTIFICATES EXCHANGEABLE FOR AT&T COMMON STOCK.

(1)   SHARES OF AT&T COMMON STOCK DUE TO YOU FROM THE PREVIOUS
      MERGER:
      NOTE: This number may differ from the number of shares you owned in the company that previously merged with AT&T. See enclosure for details.
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER HERE: ----------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 ELECTION.
                                                                                MARK THIS BOX IF YOU WISH TO TENDER ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK SHARES IN EXCHANGE FOR AT&T
                                                                                WIRELESS GROUP TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO TENDER SOME, BUT NOT
                                                                 (5)     [ ]    ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO TENDER:
                                                                                ------------
                                                                 (6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (8)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (9)
                                               ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               MAILING ADDRESSES

BY MAIL:                 BY OVERNIGHT COURIER:    BY HAND:
EquiServe                EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions  Attn: Corporate Actions  c/o EquiServe
                         40 Campanelli Drive      100 William Street, Galleria
                         Braintree, MA 02184      New York, NY 10038
                                                  Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

IF YOU SEND CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Election Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the "Surety"), EquiServe Trust Company, N.A., AT&T and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affidavit is delivered to accompany Bond of Indemnity # 5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost AT&T
 Certificate(s):              -------------         ---------------------------         $-----------------------
                                               X                                    =
                               Shares Lost          Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.
--------------------------------------------------------------------------------
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group Tracking stock to be
issued in another name, fill in this section with the
information for the new account name. If you need more room, please use a separate sheet.
------------------------------------------------------------
Name        (Please Print First, Middle & Last Name)
------------------------------------------------------------    Medallion Signature Guarantee
Address                (Number and Street)                      (Stamp Here)
------------------------------------------------------------    ------------------------------------------------------------
(City, State & Zip Code)                                        (Signature of Current Owner)
------------------------------------------------------------    ------------------------------------------------------------
(Tax Identification or Social Security Number)                  (Signature of Co-Owner, if any)

                          AT&T ELECTION FORM AND GUIDE

GUIDE
(1) Number of shares of AT&T Common stock held on your behalf in the AT&T Employee Stock Purchase Plan.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

    CHOOSE ONE OF THE FOLLOWING ELECTIONS (BOX (4) OR (5)).

(4) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for all shares of AT&T Common stock you own as described in the Q&A Number ( ).

(5) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for some but not all of the shares of AT&T Common stock you own as described in the Q&A Number ( ). Please indicate the number of AT&T common shares you wish to tender in the exchange offer in the area provided.

(6) All registered owners, as shown on the Letter of Transmittal, must sign.

(7) Please give us your daytime and/or evening telephone number.

    THIS EXCHANGE OFFER EXPIRES AT             PM ON                   2000

                                                                 [X]
            Please clearly mark boxes with an "X" as shown

            Use only a #2 pencil, blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0143 NEW 11/00
 -------------------------------------------------------------------------------

       AT&T EMPLOYEE STOCK VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL

(1)   SHARES OF AT&T COMMON STOCK OWNED BY YOU IN THE EMPLOYEE
      STOCK PURCHASE PLAN:
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER HERE: ----------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ON THE LEFT.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 ELECTION
                                                                                MARK THIS BOX IF YOU WISH TO TENDER ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK SHARES IN EXCHANGE FOR AT&T
                                                                                WIRELESS GROUP TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO TENDER SOME, BUT NOT
                                                                 (5)     [ ]    ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO TENDER:
                                                                                ------------

                                            (6)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (7)
                                               ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER YOU MUST RETURN YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               MAILING ADDRESSES

BY MAIL:
EquiServe
Attn: Corporate Actions
BY OVERNIGHT COURIER:
EquiServe
Attn: Corporate Actions
40 Campanelli Drive
Braintree, MA 02184
BY HAND:
Securities Transfer & Reporting Services, Inc.
c/o EquiServe
100 William Street, Galleria
New York, NY 10038
Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

                          AT&T ELECTION FORM AND GUIDE

GUIDE
(1) Number of shares of AT&T Common stock you are due once you have turned in your certificates of MediaOne/U S WEST Media Group stock.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

    CHOOSE ONE OF THE FOLLOWING ELECTIONS (BOX (4) OR (5)).

(4) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for all shares of AT&T Common stock you own as described in the Q&A Number ( ).

(5) If you mark this box, you are electing to receive AT&T Wireless Group Tracking stock for some but not all of the shares of AT&T Common stock you own as described in the Q&A Number ( ). Please indicate the number of AT&T common shares you wish to tender in the exchange offer in the area provided.

(6) Mark this box and complete Box A on the back of this form if you are unable to locate all of your stock certificates(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number.

    THIS EXCHANGE OFFER EXPIRES AT             PM ON                   2000
                                                                   X
            Please clearly mark boxes with an "X" as shown.

            Use only a #2 pencil, blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0142 NEW 11/00
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
        (FOR HOLDERS OF MEDIAONE AND U S WEST MEDIA GROUP CERTIFICATES)
    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ALL OF YOUR
                                    MEDIAONE
                     OR U S WEST MEDIA GROUP CERTIFICATES.

(1) Shares of AT&T Common stock due in exchange for your MediaOne or U S WEST Media Group stock certificates:
(2)   Tax ID Number:
(3) If above number is incorrect, please indicate your corrected Tax ID Number here: ----------------------
      By signing this form I certify under penalties of perjury, that my Tax ID Number listed is accurate for IRS W-9 purposes and that I am not and have not been notified by the IRS that I am subject to back-up withholding. If it is incorrect, please write the correct number above.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 ELECTION.
                                                                                Mark this box if you wish to tender all of your
                                                                 (4)     [ ]    AT&T Common stock shares in exchange for AT&T
                                                                                Wireless Group Tracking stock.
                                                                                Mark this box if you wish to tender some, but not
                                                                 (5)     [ ]    all, of your shares. Indicate the number of
                                                                                shares of AT&T Common stock you wish to tender:
                                                                                ------------
                                                                 (6)     [ ]    Mark this box for lost certificate(s) and
                                                                                complete Box A on the back of this form.
                                                                 (7)     [ ]    Mark this box to transfer ownership and complete
                                                                                Box B on the back of this form.

                                            (8)
                                            ------------------------------------
                                                     Signature of Owner

                                            ------------------------------------
                                                Signature of Co-owner, if any
                                            (9)
                                               ---------------   ---------------
                                       Daytime Telephone #   Evening Telephone #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               MAILING ADDRESSES

           BY MAIL:                   BY OVERNIGHT COURIER:                  BY HAND:
EquiServe                        EquiServe                        Securities Transfer & Reporting
Attn: Corporate Actions          Attn: Corporate Actions          Services, Inc. c/o EquiServe
                                 40 Campanelli Drive              100 William Street, Galleria
                                 Braintree, MA 02184              New York, NY 10038
                                                                  Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

IF YOU SEND CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

BY SIGNING THE FRONT OF THIS EXCHANGE FORM I CERTIFY THAT I AM THE LAWFUL OWNER OF THE SHARES DESCRIBED ON THE FRONT OF THIS ELECTION FORM. I HAVE MADE A DILIGENT SEARCH FOR THE CERTIFICATE(S), AND I HAVE BEEN UNABLE TO FIND IT
(THEM). I HEREBY AGREE (FOR MYSELF, MY HEIRS, ASSIGNS AND PERSONAL REPRESENTATIVES), IN CONSIDERATION OF THE EXCHANGE OF THE SHARES REPRESENTED BY THE CERTIFICATE(S), TO COMPLETELY INDEMNIFY, PROTECT AND HOLD HARMLESS SAFECO SURETY COMPANY (THE "SURETY"), EQUISERVE TRUST COMPANY, N.A., AT&T AND THEIR RESPECTIVE AFFILIATES (COLLECTIVELY THE "OBLIGEES") FROM AND AGAINST ALL LOSSES, COSTS AND DAMAGES WHICH THE OBLIGEES MAY BE SUBJECT TO, OR LIABLE FOR, IN RESPECT TO THE CANCELLATION AND EXCHANGE OF THE CERTIFICATE(S). I AGREE THAT THIS LETTER OF TRANSMITTAL AND AFFIDAVIT IS DELIVERED TO ACCOMPANY BOND OF INDEMNITY # 5926165 UNDERWRITTEN BY SAFECO SURETY COMPANY TO PROTECT THE FOREGOING OBLIGEES. I AGREE TO SURRENDER THE CERTIFICATE(S) FOR CANCELLATION IF I FIND IT (THEM) AT ANY TIME.

Replacement Fee Calculation
 for Lost AT&T
 Certificate(s):               -----------           -------------------------          $ ---------------------
                                               X                                    =
                               Shares Lost          Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.

                                     BOX B
                           CHANGE OF NAME ON ACCOUNT


If you want your AT&T Wireless Group Tracking stock to     Medallion Signature Guarantee
be issued in another name, fill in this section with       (Stamp Here)
the information for the new account name. If you need      ------------------------------------------------------
more room, please use a separate sheet.                    (Signature of Current Owner)
------------------------------------------------------     ------------------------------------------------------
Name (Please Print First, Middle & Last Name)              (Signature of Co-Owner, if any)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

                                   AT&T CORP.

                                  INSTRUCTIONS
                                     TO THE
                             LETTER OF TRANSMITTAL

                               THE EXCHANGE OFFER
                             AND WITHDRAWAL RIGHTS
                                 WILL EXPIRE AT

       12:00 MIDNIGHT, NEW YORK CITY TIME, ON [       ,        ,      ],
                           UNLESS OTHERWISE EXTENDED

     Each shareholder who signs the accompanying Letter of Transmittal agrees and acknowledges that he or she has received the Offering Circular/Prospectus
dated [       ,     ] (the "Offering Circular/Prospectus") of AT&T Corp., a New
York corporation ("AT&T"), the one-page Letter of Transmittal (on white paper) and these Instructions to the Letter of Transmittal, which together constitute
AT&T's offer (the "Exchange Offer") to exchange [               ] shares of AT&T
Wireless Group tracking stock for each share of AT&T common stock validly
tendered in the Exchange Offer, up to an aggregate of [               ] shares
of AT&T common stock validly tendered and exchanged.

     Capitalized terms used but not defined herein or in the Letter of Transmittal have the meanings given to them in the Offering Circular/Prospectus. Each shareholder who has completed, executed and delivered a Letter of Transmittal agrees that he or she has indicated therein the action such shareholder desires to take with respect to the Exchange Offer.

     These Instructions to the Letter of Transmittal consist of three principal parts:

          (1) certain representations, warranties and agreements that tendering shareholders will be making to AT&T;

          (2) instructions intended to assist tendering shareholders in completing the Letter of Transmittal and explain certain terms and conditions of the Exchange Offer; and

          (3) special issuance instructions to be issued to AT&T if tendering shareholders wish to have cash instead of fractional shares either credited to someone other than the tendering shareholder and special delivery instructions to be issued to AT&T if tendering shareholders wish to have cash instead of fractional shares sent to a different address.

     You should read these Instructions to the Letter of Transmittal very carefully before you complete the Letter of Transmittal.

DO NOT COMPLETE OR RETURN THE LETTER OF TRANSMITTAL IF YOUR SHARES ARE HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY AT&T OR OTHER NOMINEE AND ARE NOT CERTIFICATED IN YOUR NAME. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE EXCHANGE OFFER. THE INSTITUTION HOLDING YOUR SHARES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING THE TENDER OF YOUR SHARES.

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                           BY TENDERING SHAREHOLDERS

     The Offering Circular/Prospectus dated [               ,        ], of AT&T
Corp. ("AT&T"), the Letter of Transmittal and these Instructions to the Letter of Transmittal together constitute AT&T's offer (the "Exchange Offer") to
exchange up to [          ] shares of AT&T Wireless Group tracking stock for
shares of AT&T common stock that are validly tendered by the Expiration Date (as defined below) and not withdrawn or deemed withdrawn, at an exchange ratio of
[          ] shares of AT&T Wireless Group tracking stock for each share of AT&T common stock tendered, upon the terms and subject to the conditions set forth herein, in the Letter of Transmittal and in the Offering Circular/Prospectus. See "Summary" and "The Exchange Offer" in the Offering Circular/Prospectus.

     This Exchange Offer and withdrawal rights will expire at 12:00 Midnight,
New York City time, on [       ,                ,        ] (the "Expiration
Date"), unless extended in accordance with applicable law and the terms of this Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date at which this Exchange Offer, as extended, shall expire. We sometimes refer to holders of shares of AT&T common stock in this Letter of Transmittal as "shareholders."

     Each shareholder who tenders his or her shares in this Exchange Offer ("you"), whether pursuant to the letter of transmittal or otherwise, makes the following representations and warranties to AT&T and agrees to the following:

          A. Upon the terms and subject to the conditions of this Exchange Offer, you tender to AT&T the shares of AT&T common stock described in Item 6 or Item 7 of the Letter of Transmittal. Subject to, and effective upon, the acceptance by AT&T for exchange of such tendered shares of AT&T common stock, you hereby assign and transfer to AT&T, or upon its order, all right, title and interest in and to such shares. You irrevocably constitute
     and appoint [          ] (the "Exchange Agent") as your true and lawful
     agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as AT&T's agent) with respect to such tendered shares of AT&T common stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest):

             (1) to deliver stock certificates representing such tendered shares of AT&T common stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as your agent, of shares of AT&T Wireless Group tracking stock, to which you are entitled upon the acceptance by AT&T for exchange of such tendered shares of AT&T common stock;

             (2) to present certificate(s) representing, or other evidence of ownership of, such tendered shares of AT&T common stock for transfer on AT&T's stock transfer books; and

             (3) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and conditions of this Exchange Offer. If your tendered shares of AT&T common stock are accepted by AT&T for exchange, you will be entitled to receive book-entry credit representing shares of AT&T Wireless Group tracking stock received in the exchange offer.

          B. You represent and warrant to AT&T that you have full power and authority to tender, assign and transfer the shares of AT&T common stock that you have tendered and that when such shares are accepted by AT&T for exchange pursuant to this Exchange Offer, AT&T will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of AT&T common stock will be subject to any adverse claim if and when AT&T accepts such shares for exchange. You will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or AT&T to be necessary or desirable to complete the assignment and transfer of the shares of AT&T common stock that you have tendered. All authority conferred or agreed to be conferred in the tender and these Instructions to the Letter of Transmittal and all of your obligations thereunder and hereunder shall be binding upon your successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive your death or incapacity. The tender made in the exchange offer may be withdrawn only in accordance with the procedures set forth in the Offering Circular/Prospectus and these Instructions to the Letter of Transmittal.

          C. You understand that the maximum number of shares of AT&T common stock which will be accepted by AT&T for exchange will be that number of
     shares which, when multiplied by the exchange ratio, equals [          ]
     shares of AT&T Wireless Group tracking stock. You also understand that if more than such maximum number of shares of AT&T common stock are tendered at the exchange ratio, this Exchange Offer will be oversubscribed, and shares of AT&T common stock tendered at the exchange ratio will be subject to proration in accordance with the terms set forth in the Offering Circular/Prospectus at "This Exchange Offer -- Terms of this Exchange Offer," except for certain odd-lot tenders as described in the Offering Circular/Prospectus under "The Exchange Offer -- Proration; Tenders for Exchange by Holders of Fewer Than 100 Shares of AT&T Common Stock." You understand that, upon acceptance by AT&T of the shares of AT&T common stock that you have tendered, you will be deemed to have accepted the shares of AT&T Wireless Group tracking stock exchanged therefor and will be deemed to have relinquished all rights with respect to the shares of AT&T common stock accepted by AT&T for exchange.

          D. You recognize that, under certain circumstances and subject to certain conditions to this Exchange Offer including the condition that at least that number of shares which, when multiplied by the exchange ratio,
     equals [     ] shares of AT&T Wireless Group tracking stock (AT&T may waive any of these conditions in its sole and absolute discretion) set forth in the Offering Circular/Prospectus, AT&T may not be required to accept for exchange any of the shares of AT&T common stock that you have tendered (including any shares of AT&T common stock tendered after the Expiration
     Date). Your tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular/Prospectus at "This Exchange
     Offer -- Withdrawal Rights" and in these Instructions to the Letter of Transmittal. Shares of AT&T common stock delivered to the Exchange Agent and not accepted by AT&T for exchange will be credited to you and a confirmation will be mailed to you as promptly as reasonably practicable following expiration or termination of this Exchange Offer at the address for you set forth on the front of the Letter of Transmittal.

          E. Unless otherwise indicated in the box entitled "Special Issuance Instructions" on page 12 of these Instructions to the Letter of Transmittal, you hereby request that AT&T credit or pay, as applicable (1) the shares of AT&T Wireless Group tracking stock to which you are entitled,
     (2) if applicable, the shares of AT&T common stock not tendered by you or any tendered shares that are not accepted by AT&T for exchange, and (3) if applicable, any cash received by you instead of fractional shares of AT&T Wireless Group tracking stock, in each case in the name(s) of, or payable to, as applicable, the registered holder(s) set forth on the front of the Letter of Transmittal. If the box entitled "Special Issuance Instructions" on page [ ] of these Instructions to the Letter of Transmittal is completed, you hereby request that AT&T credit in the name of or pay to, as applicable, the person(s) so indicated in such box, (1) the shares of AT&T Wireless Group tracking stock to which you are entitled, (2) if applicable, the shares of AT&T common stock not tendered by you or any tendered shares that are not accepted by AT&T for exchange, and (3) if applicable, any cash received instead of fractional shares of AT&T Wireless Group tracking stock. You recognize that AT&T has no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of AT&T common stock from the name of the registered holder(s) if AT&T does not accept such shares for exchange.

          F. You recognize that the confirmation of shares of AT&T Wireless Group tracking stock to which you are entitled and, if applicable, the confirmation of shares of AT&T common stock not tendered by you or not accepted by AT&T for exchange will be sent to the address of the registered holder set forth on the front of the Letter of Transmittal. Unless otherwise indicated in the box entitled "Special Delivery Instructions" on page [ ] of these Instructions to the Letter of Transmittal, you request that AT&T mail, if applicable, the payment of cash instead of fractional shares of AT&T Wireless Group tracking stock to the address(es) of the registered holder(s) set forth on the front of the Letter of Transmittal. If the box entitled "Special Delivery Instructions" on page [ ] of these Instructions to the Letter of Transmittal is completed, you hereby request that AT&T mail any payment of cash instead of fractional shares of AT&T Wireless Group tracking stock to the address that you indicate in such box.

          G. You understand that any shares of AT&T common stock delivered by book-entry transfer that are not tendered or any shares tendered with the Letter of Transmittal that are delivered by book-entry transfer and are not accepted by AT&T for exchange, if applicable, will be credited to the applicable account at the Book-Entry Transfer Facility.

          H. By signing the Letter of Transmittal, you understand that the delivery and surrender of the shares of AT&T common stock that you have tendered is not effective, and the risk of loss of the shares of AT&T common stock (including shares of AT&T common stock tendered herewith) does not pass to the Exchange Agent, until actual receipt by the Exchange Agent of the Letter of Transmittal (or a manually signed facsimile), duly completed and signed, or an agent's message (as defined in the Offering Circular/Prospectus at "This Exchange Offer -- Procedures for Tendering Shares of AT&T Common Stock") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to AT&T and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance by AT&T for exchange of any tender of shares of AT&T common stock will be determined by AT&T in its sole and absolute discretion and such determination shall be final and binding upon all tendering holders of AT&T common stock.

          I. You understand that a tender of shares of AT&T common stock made pursuant to any method of delivery set forth in the Offering Circular/Prospectus and acceptance by AT&T for exchange of such shares pursuant to the procedures described in the Offering Circular/Prospectus at "This Exchange Offer -- Procedures for Tendering Shares of AT&T Common Stock" and in these Instructions to the Letter of Transmittal will constitute a binding agreement between you and AT&T upon the terms and subject to the conditions of this Exchange Offer, including your representation that (1) you own the shares of AT&T common stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (2) the tender of such shares of AT&T common stock complies with Rule 14e-4, and (3) you have not received the Offering Circular/Prospectus or other materials related to this Exchange Offer.

          J. You represent and warrant to AT&T that, if all of the shares of AT&T common stock that you wish to tender in this Exchange Offer are accepted by AT&T in exchange for AT&T Wireless Group tracking stock, (1) you will not beneficially own 5% or more of the total voting power or total value of the outstanding AT&T Wireless Group tracking stock after this
     Exchange Offer is completed or (2) you have contacted AT&T at [          ]
     prior to the Expiration Date indicating that you will beneficially own 5% or more of the total voting power or total value of the outstanding AT&T Wireless Group tracking stock after this Exchange Offer is completed.

             INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

     Please Read All of These Instructions (Which Form Part of the Terms and Conditions of this Exchange Offer) Carefully Before Completing the Letter of Transmittal

The Letter of Transmittal is to be used if:

     - you are forwarding certificate(s) representing shares of AT&T common stock along with the Letter of Transmittal;

     - you are making tenders of shares of AT&T common stock held in AT&T's Dividend Reinvestment Investment Plan or held on your behalf by AT&T's transfer agent in book-entry form under the Direct Registration System;

     - you are using guaranteed delivery procedures, according to the procedures set forth in the Offering Circular/ Prospectus at "This Exchange
       Offer -- Guaranteed Delivery Procedures"; or

     - you are making tenders by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, unless an agent's message is utilized.

     Delivery of documents to The Depository Trust Company does not constitute delivery to the Exchange Agent.

     You must follow these Instructions to the Letter of Transmittal in completing the Letter of Transmittal. Your broker can assist you in completing the Letter of Transmittal. Questions and requests for assistance or for additional copies of the Offering Circular/Prospectus, the Letter of Transmittal, these Instructions to the Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may also be directed to
[               ] (the "Information Agent") at (8xx) xxx-xxxx (toll free) in the
United States or at (xxx) xxx-xxxx (collect) elsewhere. See Instruction XI.

Important: The Letter of Transmittal or a manually signed facsimile copy thereof, together with shares of AT&T common stock and all other required documents or a Notice of Guaranteed Delivery, must be received by the Exchange Agent on or prior to the Expiration Date.

     Instruction I: Delivery of the Letter of Transmittal and AT&T Common Stock Certificate(s) or Book-Entry Confirmations

     BY SIGNING THE LETTER OF TRANSMITTAL AND DELIVERING IT AND, IF APPLICABLE, THE CERTIFICATE(S) FOR AT&T COMMON STOCK TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE, YOU WILL BE DEEMED TO HAVE TENDERED THE SHARES OF AT&T COMMON STOCK INDICATED IN ITEM 6 OR ITEM 7 OF THE LETTER OF TRANSMITTAL.

     **The number of shares listed in Item 1, Item 2 and Item 3 of the Letter of Transmittal were determined as of recent date. If you have acquired or disposed of shares of AT&T common stock since such date, your holdings of AT&T common stock may differ from the amounts listed in Item 1, Item 2 and Item 3 of the Letter of Transmittal. If you indicate in Item 6 of the Letter of Transmittal that you wish to tender all of your shares of AT&T common stock, all shares which you hold upon the completion of this Exchange Offer will be tendered regardless of the amounts listed in Item 1, Item 2 and Item 3 of the Letter of Transmittal.

Who Should Complete the Letter of Transmittal

     You should complete the Letter of Transmittal if:

     - you are making tenders of shares of AT&T common stock held in AT&T's Dividend Reinvestment Investment Plan or on your behalf by AT&T's transfer agent in book-entry form under the Direct Registration System pursuant to the procedures set forth in the Offering
       Circular -- Prospectus at "This Exchange Offer -- Procedures for Tendering Shares of AT&T Common Stock";

     - you are tendering shares of AT&T common stock pursuant to the guaranteed delivery procedures set forth in the Offering Circular -- Prospectus at "This Exchange Offer -- Guaranteed Delivery Procedures"; or

     - you are tendering certificate(s) representing your shares of AT&T common stock with the Letter of Transmittal or, unless an agent's message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company set forth in the Offering Circular -- Prospectus at "This Exchange Offer -- Procedures for Tendering Shares of AT&T Common Stock."

     The certificate(s) representing shares of AT&T common stock tendered with the Letter of Transmittal, or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares of AT&T common stock tendered electronically, as well as a properly completed and duly executed copy of the Letter of Transmittal or a manually signed facsimile copy thereof, or an agent's message, in connection with the book-entry transfer of shares, and any other documents required by the Letter of Transmittal or these Instructions to the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date.

  Delivery of the Letter of Transmittal

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, ANY CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF AT&T COMMON STOCK TENDERED WITH THE LETTER OF TRANSMITTAL ARE SENT BY MAIL, IT IS RECOMMENDED THAT TENDERING SHAREHOLDERS USE REGISTERED MAIL INSURED FOR 2% OF THE MARKET VALUE ($20.00 MINIMUM), RETURN RECEIPT REQUESTED, AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT BY THE EXPIRATION DATE.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  No Alternative, Conditional or Contingent Tenders

     No alternative, conditional or contingent tenders will be accepted for exchange in this Exchange Offer. All of you, as tendering shareholders, by execution of the Letter of Transmittal or a manually signed facsimile thereof, waive any right to receive any notice of the acceptance by AT&T of their shares of AT&T common stock for exchange.

 Shares Held by Brokers, Dealers, Commercial Banks, Trust Companies or Employee Benefit Plans

     If your shares of AT&T common stock are held in an account with a broker, dealer, commercial bank, trust company, employee benefit plans sponsored by AT&T (or a subsidiary) or other nominee and you wish to tender all or part of those shares, do not complete and return the Letter of Transmittal to the Exchange Agent. The institution holding your shares will supply you with separate instructions regarding the tender of your shares. If you have not received instructions regarding the tender of your shares, please contact the institution holding your shares.

  Guaranteed Delivery Procedures

     If the stock certificate(s) representing your shares of AT&T common stock are not immediately available to you or you cannot complete the procedure for delivery by book-entry transfer on a timely basis or you cannot deliver your certificate(s), and all other required documents to the Exchange Agent prior to the Expiration Date, you may tender your shares of AT&T common stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular/ Prospectus at "This Exchange Offer -- Guaranteed Delivery Procedures."

     Pursuant to the guaranteed delivery procedure:

          (1) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution");

          (2) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by AT&T; if a form other than the one provided by AT&T is used, it must set forth the name and address of the holder and the number of shares of AT&T common stock tendered, state that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of AT&T common stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (3) the certificate(s) representing the shares of AT&T common stock tendered herewith (or a confirmation of a book-entry transfer of such shares of AT&T common stock into the Exchange Agent's account at the Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an agent's message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Offering Circular/Prospectus at "This Exchange Offer -- Guaranteed Delivery Procedures."

 Validity, Form, Eligibility, Acceptance and Withdrawal of Tenders Determined in AT&T's Sole and Absolute Discretion

     All questions as to the validity, form, eligibility (including time of receipt), acceptance by AT&T and withdrawal of tendered shares of AT&T common stock will be determined by AT&T in its sole and absolute discretion. AT&T's determination shall be final and binding on all tendering shareholders. AT&T reserves the right to reject any or all tenders of shares of AT&T common stock determined by it not to be in proper form or the acceptance by AT&T of which may, in the opinion of AT&T's counsel, be unlawful. AT&T also reserves the right to waive any defect or irregularity in any tender of shares of AT&T common stock. All tendering shareholders, by executing of the Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive notice of the acceptance by AT&T of their shares of AT&T common stock for exchange.

     AT&T reserves the right to request any additional information from any registered or beneficial owner of shares of AT&T common stock that AT&T in its sole and absolute discretion determines necessary or desirable.

     None of AT&T, the Exchange Agent, the Information Agent, the Dealer Manager, the Marketing Manager or any other person shall be under any duty to give notification of any defect or irregularity in any tender, or incur any liability for failure to give any such notification. See "This Exchange
Offer -- AT&T's Interpretations are Binding" in the Offering
Circular/Prospectus.

     Instruction II:  Partial Tenders; Withdrawals

  Partial Tenders

     If you wish to tender less than all the shares of AT&T common stock represented by any certificate(s) or held in AT&T's Dividend Reinvestment Investment Plan or in book-entry form, you should check Item 7 of the Letter of Transmittal and fill in the number of shares to be tendered in the space provided next to Item 7. Shares not tendered will be credited to a book-entry account maintained by the transfer agent for the tendering shareholder's benefit (or the benefit of the person indicated in the "Special Issuance Instructions" box of these Instructions to the Letter of Transmittal). Note that a new certificate for the remainder of the shares not tendered will not be sent to the person(s) signing the Letter of Transmittal (nor to anyone otherwise indicated in the "Special Issuance Instructions" box of these Instructions to the Letter of Transmittal). All shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Any shareholder whose untendered shares are returned by book-entry credit has the right to request AT&T's transfer agent to deliver to them physical stock certificates representing such shares. To obtain a physical certificate for such shares, you should follow the instructions that will be set forth in a statement that will be mailed to you after this Exchange Offer.

     THE ENTIRE NUMBER OF SHARES OF AT&T COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

  Withdrawal of Tenders

     Any tendering holder of shares of AT&T common stock may withdraw the tender at any time prior to the Expiration Date, and may also withdraw such tender after the expiration of 40 business days from the commencement of this Exchange Offer, unless theretofore accepted by AT&T for exchange as provided in the Offering Circular/Prospectus.

     To be effective, a written transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the Letter of Transmittal and must comply with the requirements set forth in the Offering Circular/Prospectus at "This Exchange Offer -- Withdrawal Rights." Withdrawals may not be rescinded, and shares of AT&T common stock withdrawn will thereafter be deemed not validly tendered for purposes of this Exchange Offer. However, withdrawn shares of AT&T common stock may be retendered by again by following the procedures described in the Offering Circular/Prospectus at "This Exchange Offer -- Procedures for Tendering Shares of AT&T Common Stock."

     If you withdraw your tender of any shares of AT&T common stock from the exchange offer, the withdrawn shares of AT&T common stock will be returned to you by book-entry transfer.

     Instruction III: Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

  Signatures by Registered Holders

     If the Letter of Transmittal is signed by the registered holder(s) of the shares of AT&T common stock tendered thereby, the signature(s) on the front of the Letter of Transmittal must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of AT&T common stock without alteration, enlargement or any other change whatsoever.

  Joint Owners

     If any of the shares of AT&T common stock tendered by the Letter of Transmittal are registered in the name of two or more joint owners, all such owners must sign on the front of the Letter of Transmittal.

  Tenders by Different Registered Holders

     If shares of AT&T common stock to be tendered are registered in the names of different holders (for example, one certificate is registered in the name of "John Jones," one is registered in the name of "John J. Jones" and one is registered in the name of John Jones, as Trustee), it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

     If the Letter of Transmittal is signed by the registered holder(s) of the shares of AT&T common stock tendered thereby, no endorsements of certificates or separate stock powers are required, unless shares of AT&T Wireless Group tracking stock are to be issued, or any untendered shares of AT&T common stock or any shares of AT&T common stock not accepted for exchange are to be registered, in the name of a person other than the registered holder(s). In those cases, the stock certificate(s) evidencing the shares of AT&T common stock tendered thereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

  Signatures by Persons Other than Registered Holders

     If the Letter of Transmittal is signed by a person (who is not acting in a fiduciary or representative capacity) other than the registered holder(s) of the shares of AT&T common stock tendered thereby, the certificate(s) representing such shares of AT&T common stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

     All signatures on the Letter of Transmittal must be medallion guaranteed by an Eligible Institution unless the shares of AT&T common stock are tendered:

          (1) by a registered holder of such shares of AT&T common stock (which term, for purposes of these Instructions to the Letter of Transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of AT&T common stock) who has not completed the box entitled "Special Issuance Instructions" on page 12 of these Instructions to the Letter of Transmittal; or

          (2) for the account of an Eligible Institution.

  Fiduciaries and Other Representatives

     If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate and should set forth their full title when signing, and proper evidence satisfactory to AT&T, which is current as of a date within 180 days prior to the date that the Letter of Transmittal is delivered to the exchange agent, of their authority to so act must be submitted with the Letter of Transmittal.

     Instruction IV:  Special Issuance and Delivery Instructions

     Tendering holders should indicate in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" set forth on pages 12 and 14 of these Instructions to the Letter of Transmittal, as applicable, as described below:

          (1) Indicate in "Special Issuance Instructions" the name in which shares of AT&T Wireless Group tracking stock issued in the exchange offer and/or shares of AT&T common stock not tendered or accepted by AT&T for exchange are to be credited, or cash received instead of fractional shares of AT&T Wireless Group tracking stock is to be made payable to, if different from the name of the person signing the Letter of Transmittal; and

          (2) Indicate in "Special Delivery Instructions" the address to which cash received instead of fractional shares of AT&T Wireless Group tracking stock is to be sent if different from the address of the person signing the Letter of Transmittal.

     In the case of issuance of AT&T common stock, AT&T Wireless Group tracking stock or cash instead of fractional shares of AT&T Wireless Group tracking stock in a different name, the employer identification or social security number of the person named must also be indicated and the Substitute Form W-9 set forth on page 13 of these Instructions to the Letter of Transmittal must be completed for the new owner.

     Instruction V:  Stock Transfer Taxes

     AT&T will not be responsible for any stock transfer taxes payable on the transfer to it of shares of AT&T common stock pursuant to this Exchange Offer or the transfer to tendering shareholders of shares of AT&T Wireless Group tracking stock pursuant to this Exchange Offer.

     Instruction VI:  Mutilated, Lost, Stolen or Destroyed Stock Certificates

     If any certificate representing shares of AT&T common stock has been mutilated, destroyed, lost or stolen and you wish to tender all or some of your shares of AT&T common stock in this Exchange Offer, you must

     - complete Box A of the Letter of Transmittal to determine the surety bond amount;

     - make out a check payable to [               ] for the calculated amount
       (which must not be less than the $20.00 minimum surety bond amount); and

     - enclose the check with the Letter of Transmittal.

     Instruction VII:  Odd-Lots

     As described in the Offering Circular/Prospectus, if this Exchange Offer is oversubscribed and fewer than all shares of AT&T common stock tendered on or prior to the Expiration Date are to be exchanged by AT&T, the shares of AT&T common stock exchanged first will consist of all shares of AT&T common stock validly tendered by any shareholder who owned beneficially and of record an aggregate of less than 100 shares of AT&T common stock and who validly tendered all of such shares of AT&T common stock. If this Exchange Offer is completed, all odd-lot shares of AT&T common stock will be accepted by AT&T for exchange and will not be subject to proration (except as provided below)

     Shares of AT&T common stock held in a AT&T or AT&T affiliated company savings plan are not eligible for this preferential treatment. Shareholders whose odd-lot shares are held by a broker for their account are requested to contact the broker directly to request this preferential treatment.

     [Instruction VIII:  Solicited Tenders

     AT&T will pay a solicitation fee of $[               ] per share, up to a
maximum of [               ] shares per tendering shareholder, for each share of
AT&T common stock validly tendered and accepted by AT&T for exchange pursuant to this Exchange Offer, covered by the Letter of Transmittal which designates, in Box E of the Letter of Transmittal entitled "Designation of Broker" as having solicited and obtained the tender, the name of:

          (1) any broker or dealer in securities which is a member of any national securities exchange in the United States or of the National Association of Securities Dealers, Inc.; or

          (2) any bank or trust company located in the United States (each, a "soliciting dealer"),

except that no solicitation fee shall be payable in connection with a tender of AT&T common stock by a shareholder (a) tendering more than 10,000 shares of AT&T common stock or (b) tendering from a country outside of the United States.

     In addition, Soliciting Dealers are not entitled to a fee with respect to shares of AT&T common stock beneficially owned by such soliciting dealer or with respect to any shares that are registered in the name of a soliciting dealer unless such shares are held by such soliciting dealer as nominee and are tendered for the benefit of beneficial holders identified in the Letter of Transmittal. No such fee shall be payable to a soliciting dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering shareholder (other than itself). No broker, dealer, bank, trust company or fiduciary shall, by reason of its solicitation of tenders in this Exchange Offer, be deemed to be the agent of AT&T, the Exchange Agent, the Information Agent or the Dealer Manager in connection with this Exchange Offer.

     In order for a Soliciting Dealer to receive a solicitation fee with respect to shares of AT&T common stock tendered pursuant to a Letter of Transmittal, the Exchange Agent must have received a properly completed and duly executed Letter of Transmittal (including a completed Box E of the Letter of Transmittal entitled "Designation of Broker") by three New York Stock Exchange trading days after the Expiration Date.

     The acceptance of compensation by the soliciting dealer listed in Box E of the Letter of Transmittal entitled "Designation of Broker" will constitute a representation by such soliciting dealer that:

          (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation;

          (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular/Prospectus, the Letter of Transmittal and these Instructions to the Letter of Transmittal;

          (3) in soliciting tenders of shares of AT&T common stock, it has used no soliciting materials other than those furnished by AT&T; and

          (4) it has complied with all instructions in the letter from AT&T to brokers, securities dealers, commercial banks, trust companies and other nominees.]

     Instruction IX:  Important Tax Information; Substitute Form W-9

     U.S. federal income tax law requires that a holder whose tendered shares of AT&T common stock are accepted for exchange must provide the Exchange Agent (as payer) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number and make certain certifications as to such number in the Letter of Transmittal. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS").

     Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status.

     To prevent backup withholding, each tendering shareholder must verify his or her TIN set forth in Item 5 of the Letter of Transmittal (or provide a corrected TIN in Item 5 of the Letter of Transmittal), certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that:

          (1) the holder is exempt from backup withholding;

          (2) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends; or

          (3) the IRS has notified the holder that he or she is no longer subject to backup withholding.

     In addition, if you have completed the box entitled "Special Issuance Instructions" on page 14 of these Instructions to the Letter of Transmittal and are requesting that AT&T common stock, AT&T Wireless Group tracking stock or cash instead of fractional shares of AT&T Wireless Group tracking stock be issued or paid, as applicable, in a different name than that of the tendering shareholder, the Substitute Form W-9 on page 13 of these Instructions to the Letter of Transmittal must be completed by the person to whom such shares and/or cash is to be issued or paid.

     In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing shares of AT&T common stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions of applying for a TIN and complete the Certification of Payee Awaiting Taxpayer Identification Number in Box B of the Letter of Transmittal in order to avoid backup withholding. Whether or not there is a check in the box indicating that you have applied for and are awaiting receipt of your taxpayer identification number and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Instruction X:  Waiver of Conditions

     AT&T reserves the absolute right to amend or waive any of the specified conditions to this Exchange Offer in the case of any shares of AT&T common stock tendered.

     Instruction XI:  Requests for Assistance or Additional Copies

     If you have questions relating to the procedure for tendering, or requests for additional copies of the Offering Circular/Prospectus, the Letter of Transmittal, these Instructions to the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, you should contact
[               ] at the address and telephone numbers indicated below.

               The Information Agent for this Exchange Offer is:

                               [               ]

    (     )           -          (Toll-Free) for calls in the United States

   (     )           -          (Collect) for calls outside the United States

               SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS

     SPECIAL ISSUANCE INSTRUCTIONS -- Complete this box and return this page and the following page with your Letter of Transmittal ONLY if:

     - you want shares of AT&T Wireless Group tracking stock issued in the exchange offer credited in the name of someone other than you;

     - you want shares of AT&T common stock that are tendered but not accepted by AT&T for exchange to be credited in the name of someone other than you; and/or

     - you want cash received instead of fractional shares of AT&T Wireless Group tracking stock payable to someone other than you.

Note: If this box is completed, the signature on your Letter of Transmittal must be guaranteed by an Eligible Institution. If this box is not properly completed and returned with your Letter of Transmittal, shares of AT&T Wireless Group tracking stock and/or shares of AT&T common stock will be credited to, and/or cash will be paid to, the person(s) signing the Letter of Transmittal.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS III AND IV)

      To be completed ONLY if shares of AT&T Wireless Group tracking stock and/or shares of AT&T common stock tendered but not accepted by AT&T for exchange, if any, are to be CREDITED in the name of and/or cash received instead of fractional shares is to be payable to someone other than the person signing the Letter of Transmittal.

Issue:

check appropriate box(es):

[ ]  all of the following to:

[ ]  AT&T Wireless Group tracking stock to:

[ ]  AT&T common stock to:

[ ]  cash instead of fractional shares of
    AT&T Wireless Group tracking stock to:
Name(s):
------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------
                                    ZIP CODE

------------------------------------------------------------
               SOCIAL SECURITY NO. OR EMPLOYER IDENTIFICATION NO.

 (Also Complete and return Substitute Form W-9 on the following pages for above listed Person(s))

      The Substitute Form W-9 below must ONLY be completed in the case of issuance of AT&T common stock, AT&T Wireless Group tracking stock or cash instead of fractional shares of AT&T Wireless Group tracking stock in a different name. For more information, see Instruction IV, Instruction IX and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

---------------------------------------------------------------------------------------------------------------------------
                                                       PAYER'S NAME:
                           PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
---------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9                        PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION      Social Security Number or
                                 NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGN-  Employer Identification Number
                                 ING AND DATING BELOW
                                                                                 ------------------------------------------
                                -------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY      Please check the box at right if you have applied for and are awaiting receipt of your
 INTERNAL REVENUE SERVICE        taxpayer identification number.  [ ]
                                -------------------------------------------------------------------------------------------
                                 CERTIFICATION -- Under penalties of perjury, I certify that:
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER AND       (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
 CERTIFICATION FOR PAYEES            waiting for a Taxpayer Identification Number to be issued to me) and
 EXEMPT FROM BACKUP WITH-
 HOLDING. (SEE GUIDELINES FOR    (2) I am not subject to backup withholding either because I am exempt from backup
 CERTIFICATION OF TAXPAYER           withholding or I have not been notified by the Internal Revenue Service ("IRS") that I
 IDENTIFICATION NUMBER ON            am subject to backup withholding as a result of a failure to report all interest or
 SUBSTITUTE FORM W-9)                dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                 You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                 ------------------------------------------------------------------------------------------

                                 PRINT YOUR NAME: -----------------------------------------------------------------
                                 ADDRESS:-----------------------------------------------------------------------------
                                 SIGNATURE:-------------------------------------     DATE:-------------------------
                                 IF YOU CHECKED THE BOX ABOVE ON THE SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING
                                 RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING
                                 CERTIFICATION:
---------------------------------------------------------------------------------------------------------------------------

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
--------------------------------------------------------------------------------

SIGNATURE:
--------------------------------------------------------------------------------

DATE:
--------------------------------------------------------------------------------

     SPECIAL DELIVERY INSTRUCTIONS -- Complete this box and return this page with your Letter of Transmittal ONLY if you want payment of cash received instead of fractional shares of AT&T Wireless Group tracking stock to be mailed to an address other than the one printed on the front of the Letter of Transmittal or in the box entitled "Special Issuance Instructions."

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION IV)

     To be completed ONLY if the payment of cash received instead of fractional shares of AT&T Wireless Group tracking stock is to be MAILED to an address other than that printed on the front of the Letter of Transmittal or in the box entitled "Special Issuance Instructions" above, as applicable.

--------------------------------------------------------------------------------

[ ]  Mail cash instead of fractional shares of AT&T         Name(s) (Please Print): ------------------------------
     Wireless Group tracking stock to:
                                                            Address:
                                                            ------------------------------------------------
                                                                                                            Zip Code

                      [This Page Intentionally Left Blank]

               The Information Agent for this Exchange Offer is:

                                 [            ]

       (     )      -          (Toll-Free) for calls in the United States

     (     )      -          (Collect) for calls outside the United States